Harding, Loevner Funds, Inc. (the “Fund”)

Statement of Additional Information dated December 31, 2009

Supplement dated as of June 21, 2010

Effective June 14, 2010, State Street Bank and Trust Company (“State Street”) was terminated as Transfer Agent, Custodian and Administrator of the Fund and The Northern Trust Company was appointed Transfer Agent, Custodian and Administrator of the Fund.

Current copies of the Fund’s Prospectuses and Statement of Additional Information (“SAI”), each dated December 31, 2009, can be obtained, without charge, by writing to Harding, Loevner Funds, Inc. at The Northern Trust Company, Attn: Harding, Loevner Funds, Inc, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Fund toll-free at (877) 435-8105.

The information regarding Mses. Rogers, Blanchard and Hayes and Messrs. O’Neill and Poole that appears in the table on page 19 of the SAI is deleted and replaced with the following:

Name, Address and Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Susan Mosher Foreside Financial Group, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 55	Chief Compliance Officer of the Funds	Chief Compliance Officer since March 3, 2010	Foreside Compliance Services, LLC, President, 06/09 -present; Coast Asset Management, LLC, Chief Compliance Officer, 08/07 - 05/09; Investors Bank & Trust Company, Senior Director and Chief Counsel/Director, 08/95 - 07/07.

Patrick Keniston Foreside Financial Group, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 Age, 46	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer since, June 14, 2010	Foreside Compliance Services, LLC, Director, 10/08 - present; Citi Fund Services Ohio, Inc., Vice President, 2005 - 2008; Citigroup Global Transaction Services, Attorney, 2001 - 2005.

Thomas A. Dula The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 35	Assistant Treasurer	Assistant Treasurer since June 9, 2010	The Northern Trust Company, Vice President and Client Service Delivery Manager, 2010 - present, Relationship Manager, 2009 - 2010, and Institutional Trust Account Administrator, 2004 - 2009.

Owen T. Meacham The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 39	Secretary	Secretary since June 9, 2010	The Northern Trust Company, Vice President and Senior Regulatory Administration Attorney, 2007 - present; ABN AMRO Asset Management, Product Strategy and Development Manager, 2005 - 2007.

Gwen C. Cooney The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603 Age, 31	Assistant Secretary	Assistant Secretary since June 9, 2010	The Northern Trust Company, Regulatory Administration Paralegal – Officer, 04/08 - present; Bell, Boyd & Lloyd LLP (n/k/a K&L Gates LLP), Investment Management and Financial Markets Paralegal, 10/04 – 04/08.

The first three sentences of the first paragraph that follows the table that appears on page 21 of the SAI are replaced with the following:

No employee of Harding Loevner, AMG, The Northern Trust Company (“Northern Trust”), Foreside Financial Group, LLC (“Foreside”) or State Street Bank and Trust Company (“State Street”) (formerly Investors Bank and Trust Company) receives any compensation from the Fund for acting as an officer or Director of the Fund. As of March 8, 2010, the Fund has contracted with Foreside to provide the Chief Compliance Officer and Anti-Money Laundering Compliance Officer; prior to March 8, 2010, the Fund contracted with State Street to provide such services. Effective June 6, 2008, the Fund pays each Independent Director who is not a director, officer or employee of Harding Loevner, AMG, Northern Trust, Foreside, State Street, Quasar, or any of their affiliates, a fee of $2,000 for each meeting attended, and each Independent Director receives an annual retainer of $25,000, which is paid in quarterly installments at the end of each quarter.

The second paragraph that follows the table that appears on page 21 of the SAI is deleted and replaced with the following:

By virtue of the responsibilities assumed by Harding Loevner, Northern Trust, Foreside and Quasar and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

The first paragraph that appears under ADMINISTRATOR on page 37 of the SAI is deleted and replaced with the following:

Pursuant to its terms, the Fund Administration and Accounting Services Agreement dated June 2, 2010 (the “Administration Agreement”) between the Fund and Northern Trust, as Administrator, requires Northern Trust to provide certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC effective as of June 14, 2010. The Administration Agreement will remain in effect for successive annual periods and will automatically continue unless terminated on notice.

Prior to June 14, 2010, State Street served as the Fund’s administrator pursuant to an Administration Agreement dated June 1, 1999, as amended, with the Fund (the “Prior Administration Agreement”). The following chart sets forth administrative fees paid by each Portfolio to State Street under the Prior Administration Agreement.

The information that appears under TRANSFER AGENT on page 44 of the SAI is deleted and replaced with the following:

As of June 14, 2010, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 serves as transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund. Prior to June 14, 2010, State Street Bank and Trust Company, 200 Clarendon Street, Box 5493, Boston, MA, 02206, served in such capacity.

The information that appears under CUSTODIAN on page 44 of the SAI is deleted and replaced with the following:

As of June 14, 2010, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603 serves as the custodian of each Portfolio’s securities and cash. Prior to June 14, 2010, State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 642, Boston, MA, 02117-0642, served in such capacity.